Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

CONTACT:

Barbara Baker
Taubman, Vice President, Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ANNOUNCES STRONG 2012 RESULTS AND INTRODUCES 2013 GUIDANCE

•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 7.2%

•	Record Tenant Sales Per Square Foot of $688, Up 7.3%

•	Leased Space, Ending Occupancy, Average Rent Up

•	Third Taubman Asia Development Announced

BLOOMFIELD HILLS, Mich., Feb. 13, 2013 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the quarter and full year periods ended December 31, 2012.

“2012 was a very productive and successful year for our company,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “The core produced tremendous results, and we established a development pipeline that will fuel growth for years to come.”

	December 31, 2012 Three Months Ended	December 31, 2011 Three Months Ended	December 31, 2012 Year Ended	December 31, 2011 Year Ended
Net income allocable to common shareholders per diluted share (EPS)	$0.44	$2.50	$1.37	$3.03
Funds from Operations (FFO) per diluted share Growth rate	$0.94 (68.1)%	$2.95	$3.21 (34.0)%	$4.86
Adjusted Funds from Operations (Adjusted FFO) per diluted share Growth rate	$1.00 (1) 7.5%	$0.93 (3)	$3.34 (1)(2) 17.6%	$2.84 (3)
Adjusted FFO per diluted share (excluding The Pier Shops and Regency Square) Growth rate	$1.00 (1) 4.2%	$0.96 (3)	$3.34 (1)(2) 9.5%	$3.05 (3)
(1)	Excludes a charge related to the early extinguishment of debt at The Mall at Millenia (Orlando, Fla.) and PRC taxes on sale of Taubman TCBL assets.
(2)	Excludes charges related to the redemption of the Series G and H Preferred Stock.
(3)
Excludes gain on extinguishment of debt related to the dispositions of Regency Square (Richmond, Va.) and The Pier Shops (Atlantic City, N.J.) and a gain on the redemption of the Company's Series F Preferred Equity. Also excludes certain acquisition costs.

See notes to Table I of this press release for further information.

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Taubman Centers /2

Sales, Leased Space, Occupancy, Rent, and NOI Up

During 2012 the company's properties achieved average tenant sales per square foot of $688, another record for the company and the publicly held U.S. regional mall industry. This is an increase of 7.3 percent from the comparable portfolio in 2011. For the fourth quarter of 2012, mall tenant sales per square foot were up 3.5 percent.

Leased space in comparable centers for Taubman's portfolio was 93.2 percent on December 31, 2012, up 0.9 percent from 92.3 percent on December 31, 2011. Ending occupancy in comparable centers was 91.6 percent on December 31, 2012, up a solid 1 percent from 90.6 percent on December 31, 2011. Including tenants with leases of one year or less (temporary in-line tenants), ending occupancy was 96.6 percent.

Average rent per square foot for the fourth quarter of 2012 was $47.30, up 5.2 percent from $44.96 in the fourth quarter of 2011. For the year, average rent per square foot was $46.69, up 3.3 percent from average rent per square foot of $45.22 in 2011.

“NOI excluding lease cancellation income was up 7.2 percent in 2012. This is the highest growth rate we've had in 10 years,” added Mr. Taubman. “We've really capitalized on our remarkable tenant sales performance over the last several years. This result also reflects the aggressive management of our costs.”

Development and Acquisitions

The company continues to build on its successful history of growth with acquisitions and progress on developments both in the U.S. and in Asia. During 2012 the company:

•
Celebrated the opening of City Creek Center in Salt Lake City, Utah, the first enclosed regional shopping center to open in the United States in six years. City Creek Center is the retail component of City Creek, the 23-acre, mixed-use development on three blocks in the heart of downtown Salt Lake City. See Taubman's City Creek Center Opens to Thousands, Many From Around the World - March 22, 2012.

•
Broke ground on Taubman Prestige Outlets Chesterfield, located in the western St. Louis suburban city of Chesterfield, Missouri, a 49-acre open-air shopping center that will feature 450,000 square feet of retail space with more than 100 stores. See Taubman Breaks Ground on High-end Outlet Mall in Suburban St. Louis - April 5, 2012.

•
Announced a joint venture with Beijing Wangfujing Department Store (Group) Co., Ltd (Wangfujing), one of China's largest department store chains. The joint venture will own a controlling interest in and manage an approximately 1 million square foot shopping center to be located at Xi'an Saigao City Plaza. See Taubman Asia and Beijing Wangfujing Department Store (Group) Co., Ltd Announce Joint Venture to Invest in and Manage an Over One Million Square Foot Shopping Center in Xi'an, China - August 29, 2012.

•
Broke ground on The Mall of San Juan, the island of Puerto Rico's first luxury development. The two-level upscale shopping center will feature the first Saks Fifth Avenue and Nordstrom in the Caribbean and approximately 100 stores and restaurants, 60 percent of which are expected to be new to the island. See Taubman And New Century Development Break Ground On The Mall Of San Juan - September 20, 2012.

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Taubman Centers /3

•
Broke ground on The Mall at University Town Center, a two-level enclosed mall in Sarasota, Florida anchored by Saks Fifth Avenue, Dillard's and Macy's. See Taubman And Benderson Development Company Begin Construction On The Mall At University Town Center In Sarasota, Fla. - October 15, 2012

•
Invested in a joint venture with Shinsegae Group, South Korea's largest retailer. The joint venture will build, lease, and manage a western-style 1.7 million square foot shopping mall in Hanam, Gyeonggi Province, South Korea, an eastern suburb of Seoul. This will be the largest shopping center in Korea. See Taubman Centers Announces Strong Third Quarter Results - October 24, 2012.

•
Acquired an additional 49.9 percent interest in International Plaza (Tampa, Fla.) for $437 million, bringing the company's ownership in the center to 100%. See Taubman Announces Acquisitions Of Additional Interests In International Plaza And Waterside Shops - December 19, 2012.

•
Acquired an additional 25 percent interest in Waterside Shops (Naples, Fla.) for $78 million, bringing the company's ownership in the center to 50 percent. See Taubman Announces Acquisitions Of Additional Interests In International Plaza And Waterside Shops - December 19, 2012.

Last week, the company confirmed its third Taubman Asia investment and its second joint venture with Wangfujing in China. The joint venture will own a majority interest in and manage an approximately one million square foot multi-level shopping center to be located in Zhengzhou. The center is scheduled to open in 2015. See Taubman Asia and Beijing Wangfujing Department Store (Group) Co., Ltd Announce Second Joint Venture to Co-Own and Manage an Over One Million Square Foot Shopping Center in Zhengzhou, China - February 7, 2013.

Financing Activity

“This year we issued over $400 million in attractively priced common and preferred stock and completed a number of refinancings with very favorable terms,” said Lisa A. Payne, vice chairman and chief financial officer. “These transactions enabled us to reduce our average interest rate and further strengthen our balance sheet.” In 2012, the company:

•	Completed a $320 million, 10-year, non-recourse financing bearing interest at an all-in fixed rate of 4.53 percent on its 79 percent owned Westfarms mall (West Hartford, Conn.) - June 11, 2012.

•	Issued 2,875,000 common shares, including the exercise of the underwriter's option, in an underwritten public offering; net proceeds totaled $209 million - August 6, 2012.

•	Issued $192.5 million of perpetual 6.5% Series J Cumulative Redeemable Preferred Stock (NYSE: TCO PR J) at a price of $25.00 per share - August 14, 2012.

•
Completed a $190 million, 10-year, non-recourse financing bearing interest at an all-in fixed rate of 4.47% on the company's 50 percent owned Sunvalley (Concord, Calif.) shopping center - August 31, 2012.

•
Redeemed the company's $100 million 8% Series G Cumulative Redeemable Preferred Stock (NYSE: TCO PR G) and its $87 million 7.625% Series H Cumulative Redeemable Preferred Stock (NYSE: TCO PR H) - September 4, 2012.

•	Completed a $350 million, 12-year, non-recourse financing bearing interest at an all-in fixed rate of 4.05% on the company's 50 percent owned Mall at Millenia - October 2, 2012.
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Taubman Centers /4

On January 11, 2013, the company completed a $225 million, 10-year, non-recourse financing on Great Lakes Crossing Outlets (Auburn Hills, Mich.). The loan bears interest at an all-in fixed rate of 3.63%. The company received approximately $100 million of excess proceeds after the repayment of the previously outstanding $126 million, 5.25% fixed rate loan. Excess proceeds were used to reduce outstanding borrowings under the company's revolving lines of credit.

Stock Performance

During 2012, the company enjoyed a 29.7 percent total shareholder return. This compares to the MSCI US REIT Index of 17.7 percent and the S&P 500 Index of 15.9 percent. Over the 10 years ended December 31, 2012, the company's compounded annual shareholder return was 21.8 percent. The company's 10 year total return was the highest in the publicly held U.S. regional mall industry and placed the company fourth of the 85 U.S. REIT's that have operated during this period. This compares very favorably to the 10 year total returns of the MSCI US REIT Index and the S&P 500 Index which were 11.6 percent and 7.1 percent, respectively.

2013 Guidance

The company is introducing guidance for 2013. The company expects FFO per diluted share to be in the range of $3.57 to $3.70 in 2013. Net income allocable to common shareholders for the year is expected to be in the range of $1.67 to $1.85.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investor Relations.” This includes the following:

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income

•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction

•	Acquisitions

•	Capital Spending

•	Operational Statistics

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

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Taubman Centers /5

Investor Conference Call

The company will host a conference call at 11:00 AM Eastern Standard Time on Thursday, February 14 to discuss these results, business conditions and the company's outlook for 2013. The conference call will be simulcast at www.taubman.com under “Investor Relations” as well as www.earnings.com and www.streetevents.com. An online replay will follow shortly after the call and continue for approximately 90 days.

Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 27 regional, super-regional and outlet shopping centers in the U.S. and Asia. Taubman's U.S.-owned properties are the most productive in the publicly held U.S. regional mall industry. Taubman is currently developing Taubman Prestige Outlets Chesterfield in Chesterfield, Mo.; The Mall at University Town Center in Sarasota, Fla.; The Mall of San Juan in San Juan, Puerto Rico; and shopping malls in Xi'an and Zhengzhou, China and Hanam, South Korea. Taubman Centers is headquartered in Bloomfield Hills, Mich. and Taubman Asia, the platform for Taubman Centers' expansion into China and South Korea, is headquartered in Hong Kong. Founded in 1950, Taubman has more than 60 years of experience in the shopping center industry. For more information about Taubman, visit www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties. You should review the company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of such risks and uncertainties.

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Taubman Centers/6

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended December 31, 2012 and 2011
(in thousands of dollars, except as indicated)

	Three Months Ended		Year Ended
	2012	2011	2012	2011

Income from continuing operations	49,131	50,422	157,817	141,399
Income from discontinued operations		170,374		145,999
Net income	49,131	220,796	157,817	287,398
Noncontrolling share of income of consolidated joint ventures	(5,142)	(3,855)	(11,930)	(14,352)
Noncontrolling share of income of TRG - continuing operations	(12,608)	(14,125)	(39,713)	(36,238)
Noncontrolling share of income of TRG - discontinued operations		(51,802)		(44,309)
TRG series F preferred distributions (1)		2,217		372
Preferred stock dividends (2)	(3,071)	(3,659)	(21,051)	(14,634)
Distributions to participating securities of TRG	(403)	(392)	(1,612)	(1,536)
Net income attributable to Taubman Centers, Inc. common shareowners	27,907	149,180	83,511	176,701
Net income per common share - basic	0.45	2.58	1.39	3.11
Net income per common share - diluted	0.44	2.50	1.37	3.03
Beneficial interest in EBITDA - Combined (3)	133,108	296,590	475,214	591,780
Adjusted Beneficial interest in EBITDA - Combined (3)	133,108	126,033	475,214	422,904
Funds from Operations (3)	85,531	253,047	284,680	411,128
Funds from Operations attributable to TCO (3)	59,995	176,108	197,671	285,400
Funds from Operations per common share - basic (3)	0.97	3.04	3.30	5.00
Funds from Operations per common share - diluted (3)	0.94	2.95	3.21	4.86
Adjusted Funds from Operations (3)	90,275	80,273	295,836	240,035
Adjusted Funds from Operations attributable to TCO (3)	63,322	55,866	205,430	166,909
Adjusted Funds from Operations per common share - basic (3)	1.02	0.96	3.43	2.92
Adjusted Funds from Operations per common share - diluted (3)	1.00	0.93	3.34	2.84
Weighted average number of common shares outstanding - basic	61,899,628	57,925,789	59,884,455	56,899,966
Weighted average number of common shares outstanding - diluted	63,341,516	60,564,901	61,376,444	58,529,089
Common shares outstanding at end of period	63,310,148	58,022,475
Weighted average units - Operating Partnership - basic	88,245,612	83,232,879	86,306,256	82,159,601
Weighted average units - Operating Partnership - diluted	90,558,761	85,871,990	88,669,507	84,659,994
Units outstanding at end of period - Operating Partnership	88,656,297	84,502,883
Ownership percentage of the Operating Partnership at end of period	71.4%	68.7%
Number of owned shopping centers at end of period	24	23	24	23

Operating Statistics (4):
Net Operating Income excluding lease cancellation income - growth % (5)	4.6%		7.2%
Mall tenant sales - all centers (6)	1,879,341	1,670,378	6,008,265	5,164,916
Mall tenant sales - comparable (5)(6)	1,741,660	1,670,378	5,587,505	5,164,916
Ending occupancy - all centers	91.8%	90.7%	91.8%	90.7%
Ending occupancy - comparable (5)	91.6%	90.6%	91.6%	90.6%
Average occupancy - all centers	91.4%	90.1%	90.3%	88.8%
Average occupancy - comparable (5)	91.3%	90.0%	90.3%	88.8%
Leased space - all centers	93.4%	92.4%	93.4%	92.4%
Leased space - comparable (5)	93.2%	92.3%	93.2%	92.3%
All centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (6)	11.6%	11.7%	12.8%	13.4%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (6)	11.0%	10.7%	12.2%	12.2%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (6)	11.3%	11.4%	12.7%	13.0%
Comparable centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (5)(6)	11.6%	11.7%	13.1%	13.4%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (6)	11.0%	10.7%	12.2%	12.2%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (5)(6)	11.3%	11.4%	12.8%	13.0%
Average rent per square foot - Consolidated Businesses (5)	47.80	45.60	47.28	45.53
Average rent per square foot - Unconsolidated Joint Ventures	46.25	43.68	45.44	44.58
Average rent per square foot - Combined (5)	47.30	44.96	46.69	45.22

Taubman Centers/7

(1)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.
(2)
In September 2012, the Company redeemed the Series G and H Preferred Stock with the proceeds from the issuance of the Series J Preferred Stock. The Company redeemed the 8.0% Series G Preferred Stock for $100 million and the 7.625% Series H Preferred Stock for $87 million, which represented a $3.3 million and $3.1 million premium, respectively, above the book value.

(3)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs.

The Company primarily uses FFO in measuring performance and in formulating corporate goals and compensation. The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. The Company believes the disclosure of the adjusted items is similarly useful to investors and others to understand management's view on comparability of such measures between periods. For the three month period and year ended December 31, 2012, FFO was adjusted for a charge related to the early extinguishment of debt at The Mall at Millenia and PRC taxes on sale of Taubman TCBL assets. In addition, for the year ended December 31, 2012, FFO was also adjusted for charges related to the redemption of the Series G and H Preferred Stock. For the three month period and year ended December 31, 2011, FFO was adjusted for the gains on extinguishment of debt related to the dispositions of Regency Square and The Pier Shops, acquisition costs related to The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village, and Taubman TCBL, and the redemption of the Company's Series F Preferred Equity. In the reconciliations in Tables 4 and 5 of this Press Release, the Company has separately presented the prior year impacts of The Pier Shops and Regency Square, as the titles for these centers were transferred to the lenders and operations of these centers have been reclassified to discontinued operations. For the three month period and year ended December 31, 2011, EBITDA was adjusted for the gains on extinguishment of debt related to the dispositions of Regency Square and The Pier Shops and acquisition costs related to The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village, and Taubman TCBL.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing or financing activities as defined by GAAP.

(4)	Statistics exclude The Pier Shops and Regency Square.
(5)	Statistics exclude non-comparable centers.
(6)	Based on reports of sales furnished by mall tenants.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended December 31, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	106,058	42,611	91,043	40,145
Percentage rents	15,259	4,897	10,767	4,893
Expense recoveries	72,927	29,945	66,377	28,318
Management, leasing, and development services	4,370		10,128
Other	11,092	2,167	9,007	1,936
Total revenues	209,706	79,620	187,322	75,292

EXPENSES:
Maintenance, taxes, utilities, and promotion	57,698	20,802	49,380	18,993
Other operating	20,843	3,429	19,163	3,272
Management, leasing, and development services	5,743		4,463
General and administrative	11,638		8,600
Acquisition costs			3,614
Interest expense (2)	33,470	20,653	32,748	15,870
Depreciation and amortization	40,434	11,643	33,204	11,406
Total expenses	169,826	56,527	151,172	49,541

Nonoperating income	26	(1)	395	41
	39,906	23,092	36,545	25,792
Income tax expense (3)	(3,526)		(197)
Equity in income of Unconsolidated Joint Ventures	12,751		14,074

Income from continuing operations	49,131		50,422
Discontinued operations (4):
Gains on extinguishment of debt			174,171
EBITDA			1,535
Interest expense			(4,053)
Depreciation and amortization			(1,279)
Income from discontinued operations			170,374

Net income	49,131		220,796
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(5,142)		(3,855)
TRG series F preferred distributions (5)			2,217
Noncontrolling share of income of TRG - continuing operations	(12,608)		(14,125)
Noncontrolling share of income of TRG - discontinued operations			(51,802)
Distributions to participating securities of TRG	(403)		(392)
Preferred stock dividends	(3,071)		(3,659)
Net income attributable to Taubman Centers, Inc. common shareowners	27,907		149,180

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	113,810	55,388	278,203	53,068
EBITDA - outside partners' share	(11,133)	(24,957)	(10,640)	(24,041)
Beneficial interest in EBITDA	102,677	30,431	267,563	29,027
Beneficial interest expense (2)	(29,519)	(10,778)	(33,081)	(8,201)
Beneficial income tax expense	(3,526)		(173)
Non-real estate depreciation	(683)		(646)
Preferred dividends and distributions	(3,071)		(1,442)
Funds from Operations contribution	65,878	19,653	232,221	20,826

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	983	201	822	7

Purchase accounting adjustments - minimum rents	212

Purchase accounting adjustments - interest expense reduction	(858)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)	Includes a charge related to the early extinguishment of debt at The Mall of Millenia in October 2012 of $3.2 million, of which TRG's share is $1.6 million.
(3)	Includes PRC taxes of $3.2 million on the sale of Taubman TCBL assets.
(4)	Includes the operations of Regency Square and The Pier Shops.
(5)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For Year Ended December 31, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	398,306	161,824	342,612	155,711
Percentage rents	28,026	10,694	20,358	9,001
Expense recoveries	258,252	102,506	229,313	95,901
Management, leasing, and development services	31,811		25,551
Other	31,579	7,112	27,084	5,842
Total revenues	747,974	282,136	644,918	266,455

EXPENSES:
Maintenance, taxes, utilities, and promotion	201,552	73,004	179,092	67,914
Other operating	73,203	14,890	67,301	14,365
Management, leasing, and development services	27,417		11,955
General and administrative	39,659		31,598
Acquisition costs			5,295
Interest expense (2)	142,616	68,760	122,277	61,034
Depreciation and amortization	149,517	38,333	132,707	39,265
Total expenses	633,964	194,987	550,225	182,578

Nonoperating income	277	18	1,252	162
	114,287	87,167	95,945	84,039
Income tax expense (3)	(4,964)		(610)
Equity in income of Unconsolidated Joint Ventures	48,494		46,064

Income from continuing operations	157,817		141,399
Discontinued operations (4):
Gains on extinguishment of debt			174,171
EBITDA			3,564
Interest expense			(21,427)
Depreciation and amortization			(10,309)
Income from discontinued operations			145,999

Net income	157,817		287,398
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(11,930)		(14,352)
TRG series F preferred distributions (5)			372
Noncontrolling share of income of TRG - continuing operations	(39,713)		(36,238)
Noncontrolling share of income of TRG - discontinued operations			(44,309)
Distributions to participating securities of TRG	(1,612)		(1,536)
Preferred stock dividends (6)	(21,051)		(14,634)
Net income attributable to Taubman Centers, Inc. common shareowners	83,511		176,701

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	406,420	194,260	528,664	184,338
EBITDA - outside partners' share	(38,250)	(87,216)	(37,657)	(83,565)
Beneficial interest in EBITDA	368,170	107,044	491,007	100,773
Beneficial interest expense (2)	(126,031)	(35,862)	(131,575)	(31,607)
Beneficial income tax expense	(4,919)		(586)
Non-real estate depreciation	(2,671)		(2,622)
Preferred dividends and distributions	(21,051)		(14,262)
Funds from Operations contribution	213,498	71,182	341,962	69,166

Net straightline adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	3,527	561	994	149

Purchase accounting adjustments - minimum rents	822

Purchase accounting adjustments - interest expense reduction	(3,431)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2)	Includes a charge related to the early extinguishment of debt at The Mall of Millenia in October 2012 of $3.2 million, of which TRG's share is $1.6 million.
(3)	Includes PRC taxes of $3.2 million on the sale of Taubman TCBL assets.
(4)	Includes the operations of Regency Square and The Pier Shops.
(5)	In October 2011, the Company redeemed the Operating Partnership's 8.2% Series F Preferred Equity for $27 million, which represented a $2.2 million discount from the book value.
(6)
In September 2012, the Company redeemed the Series G and H Preferred Stock with the proceeds from the issuance of the 6.5% Series J Preferred Stock (par value $192.5 million). The Company redeemed the 8.0% Series G Preferred Stock for $100 million and the 7.625% Series H Preferred Stock for $87 million, which represented a $3.3 million and $3.1 million premium, respectively, above the book value.

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Three Months Ended December 31, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	27,907	61,899,628	0.45	149,180	57,925,789	2.58

Distributions of participating securities				392	871,262
Add impact of share-based compensation	202	1,441,888		1,911	1,767,850

Net income attributable to TCO common shareowners - Diluted	28,109	63,341,516	0.44	151,483	60,564,901	2.50

Add depreciation of TCO's additional basis	1,717		0.03	1,720		0.03

Net income attributable to TCO common shareowners,
excluding step-up depreciation	29,826	63,341,516	0.47	153,203	60,564,901	2.53

Add:
Noncontrolling share of income of TRG - continuing operations	12,608	26,345,983		14,125	25,307,089
Noncontrolling share of loss of TRG - discontinued operations				51,802
Distributions to participating securities	403	871,262

Net income attributable to partnership unitholders
and participating securities	42,837	90,558,761	0.47	219,130	85,871,990	2.55

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	40,434		0.45	33,204		0.39
Consolidated businesses at 100% - discontinued operations				1,279		0.01
Depreciation of TCO's additional basis	(1,717)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(2,040)		(0.02)	(3,041)		(0.04)
Share of Unconsolidated Joint Ventures	6,902		0.08	6,752		0.08
Non-real estate depreciation	(683)		(0.01)	(646)		(0.01)

Less impact of share-based compensation	(202)		(0.00)	(1,911)		(0.02)

Funds from Operations	85,531	90,558,761	0.94	253,047	85,871,990	2.95

TCO's average ownership percentage of TRG	70.1%			69.6%

Funds from Operations attributable to TCO	59,995		0.94	176,108		2.95

Funds from Operations	85,531	90,558,761	0.94	253,047	85,871,990	2.95

Early extinguishment of debt on The Mall at Millenia	1,586		0.02
PRC taxes on sale of Taubman TCBL assets	3,158		0.03
Acquisition costs				3,614		0.04
Series F Preferred Equity redemption				(2,217)		(0.03)
Gains on extinguishment of debt				(174,171)		(2.03)

Adjusted Funds from Operations	90,275	90,558,761	1.00	80,273	85,871,990	0.93

TCO's average ownership percentage of TRG	70.1%			69.6%

Adjusted Funds from Operations attributable to TCO	63,322		1.00	55,866		0.93

Adjusted Funds from Operations				80,273	85,871,990	0.93

The Pier Shops' and Regency Square's negative FFO				2,518		0.03

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square				82,791	85,871,990	0.96

TCO's average ownership percentage of TRG				69.6%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				57,618		0.96

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations and Adjusted Funds from Operations
For the Year Ended December 31, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	83,511	59,884,455	1.39	176,701	56,899,966	3.11

Add impact of share-based compensation	672	1,491,989		921	1,629,123

Net income attributable to TCO common shareowners - Diluted	84,183	61,376,444	1.37	177,622	58,529,089	3.03

Add depreciation of TCO's additional basis	6,876		0.11	6,880		0.12

Net income attributable to TCO common shareowners,
excluding step-up depreciation	91,059	61,376,444	1.48	184,502	58,529,089	3.15

Add:
Noncontrolling share of income of TRG - continuing operations	39,713	26,421,801		36,238	25,259,643
Noncontrolling share of income of TRG - discontinued operations				44,309
Distributions to participating securities of TRG	1,612	871,262		1,536	871,262

Net income attributable to partnership unitholders
and participating securities	132,384	88,669,507	1.49	266,585	84,659,994	3.15

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	149,517		1.69	132,707		1.57
Consolidated businesses at 100% - discontinued operations				10,309		0.12
Depreciation of TCO's additional basis	(6,876)		(0.08)	(6,880)		(0.08)
Noncontrolling partners in consolidated joint ventures	(9,690)		(0.11)	(11,152)		(0.13)
Share of Unconsolidated Joint Ventures	22,688		0.26	23,102		0.27
Non-real estate depreciation	(2,671)		(0.03)	(2,622)		(0.03)

Less impact of share-based compensation	(672)		(0.01)	(921)		(0.01)

Funds from Operations	284,680	88,669,507	3.21	411,128	84,659,994	4.86

TCO's average ownership percentage of TRG	69.4%			69.3%

Funds from Operations attributable to TCO	197,671		3.21	285,400		4.86

Funds from Operations	284,680	88,669,507	3.21	411,128	84,659,994	4.86

Series G and H Preferred Stock redemption charges	6,412		0.07
Early extinguishment of debt on The Mall at Millenia	1,586		0.02
PRC taxes on sale of Taubman TCBL assets	3,158		0.04
Acquisition costs				5,295		0.06
Series F Preferred Equity redemption				(2,217)		(0.03)
Gains on extinguishment of debt				(174,171)		(2.06)

Adjusted Funds from Operations	295,836	88,669,507	3.34	240,035	84,659,994	2.84

TCO's average ownership percentage of TRG	69.4%			69.3%

Adjusted Funds from Operations attributable to TCO	205,430		3.34	166,909		2.84

Adjusted Funds from Operations				240,035	84,659,994	2.84

The Pier Shops' and Regency Square's negative FFO				17,863		0.21

Adjusted Funds from Operations,
excluding The Pier Shops and Regency Square				257,898	84,659,994	3.05

TCO's average ownership percentage of TRG				69.3%

Adjusted Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				178,608		3.05

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended December 31, 2012 and 2011
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year Ended
	2012	2011	2012	2011

Net income	49,131	220,796	157,817	287,398

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	40,434	33,204	149,517	132,707
Consolidated businesses at 100% - discontinued operations		1,279		10,309
Noncontrolling partners in consolidated joint ventures	(2,040)	(3,041)	(9,690)	(11,152)
Share of Unconsolidated Joint Ventures	6,902	6,752	22,688	23,102

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	33,470	32,748	142,616	122,277
Consolidated businesses at 100% - discontinued operations		4,053		21,427
Noncontrolling partners in consolidated joint ventures	(3,951)	(3,744)	(16,585)	(12,153)
Share of Unconsolidated Joint Ventures	10,778	8,201	35,862	31,607
Share of income tax expense	3,526	197	4,919	610

Less noncontrolling share of income of consolidated joint ventures	(5,142)	(3,855)	(11,930)	(14,352)

Beneficial Interest in EBITDA	133,108	296,590	475,214	591,780

TCO's average ownership percentage of TRG	70.1%	69.6%	69.4%	69.3%

Beneficial Interest in EBITDA attributable to TCO	93,368	206,411	329,884	410,493

Beneficial Interest in EBITDA	133,108	296,590	475,214	591,780

Acquisition costs		3,614		5,295
Gains on extinguishment of debt		(174,171)		(174,171)

Adjusted Beneficial Interest in EBITDA	133,108	126,033	475,214	422,904

TCO's average ownership percentage of TRG	70.1%	69.6%	69.4%	69.3%

Adjusted Beneficial Interest in EBITDA attributable to TCO	93,368	87,712	329,884	292,966

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended December 31, 2012, 2011, and 2010
(in thousands of dollars)

	Three Months Ended				Three Months Ended				Year Ended				Year Ended
	2012		2011		2011		2010		2012		2011		2011		2010

Net income	49,131		220,796		220,796		58,572		157,817		287,398		287,398		102,327

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	40,434		33,204		33,204		34,641		149,517		132,707		132,707		145,271
Consolidated businesses at 100% - discontinued operations			1,279		1,279		1,733				10,309		10,309		8,605
Noncontrolling partners in consolidated joint ventures	(2,040)		(3,041)		(3,041)		(3,007)		(9,690)		(11,152)		(11,152)		(10,526)
Share of Unconsolidated Joint Ventures	6,902		6,752		6,752		5,662		22,688		23,102		23,102		22,194

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	33,470		32,748		32,748		33,205		142,616		122,277		122,277		132,362
Consolidated businesses at 100% - discontinued operations			4,053		4,053		5,257				21,427		21,427		20,346
Noncontrolling partners in consolidated joint ventures	(3,951)		(3,744)		(3,744)		(5,355)		(16,585)		(12,153)		(12,153)		(21,224)
Share of Unconsolidated Joint Ventures	10,778		8,201		8,201		8,266		35,862		31,607		31,607		33,076
Share of income tax expense	3,526		197		197		186		4,919		610		610		734

Less noncontrolling share of income of consolidated joint ventures	(5,142)		(3,855)		(3,855)		(3,879)		(11,930)		(14,352)		(14,352)		(9,780)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	11,133		10,640		10,640		12,241		38,250		37,657		37,657		41,530
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	24,957		24,041		24,041		24,152		87,216		83,565		83,565		82,054

EBITDA at 100%	169,198		331,271		331,271		171,674		600,680		713,002		713,002		546,969

Add (less) items excluded from shopping center NOI:
General and administrative expenses	11,638		8,600		8,600		8,641		39,659		31,598		31,598		30,234
Management, leasing, and development services, net	1,373		(5,665)		(5,665)		(2,411)		(4,394)		(13,596)		(13,596)		(7,851)
Gains on extinguishment of debt			(174,171)		(174,171)						(174,171)		(174,171)
Acquisition costs			3,614		3,614						5,295		5,295
Gains on sales of peripheral land							(1,178)				(519)		(519)		(2,218)
Interest income	(25)		(436)		(436)		(133)		(295)		(960)		(960)		(586)
Straight-line of rents	(1,981)		(1,152)		(1,152)		(1,131)		(6,516)		(2,531)		(2,531)		(2,701)
Non-center specific operating expenses and other	9,640		11,026		11,026		7,726		31,413		33,069		33,069		24,337

NOI - all centers at 100%	189,843		173,087		173,087		183,188		660,547		591,187		591,187		588,184

Less - NOI of non-comparable centers	(9,475)	(1)	(2,209)	(2)	(2,209)	(2)	(2,735)	(3)	(29,705)	(1)	(4,120)	(2)	(4,120)	(2)	(8,396)	(3)

NOI at 100% - comparable centers	180,368		170,878		170,878		180,453		630,842		587,067		587,067		579,788

NOI - growth %	5.6%				-5.3%				7.5%				1.3%

NOI at 100% - comparable centers	180,368		170,878		170,878		180,453		630,842		587,067		587,067		579,788

Lease cancellation income	(1,913)		(244)		(244)		(13,335)		(4,928)		(3,230)		(3,230)		(23,464)

NOI at 100% - comparable centers excluding lease cancellation income	178,455		170,634		170,634		167,118		625,914		583,837		583,837		556,324

NOI excluding lease cancellation income - growth %	4.6%				2.1%				7.2%				4.9%

(1)	Includes City Creek Center, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(2)	Includes The Pier Shops, Regency Square, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(3) Includes The Pier Shops and Regency Square.

Taubman Centers/14

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of December 31, 2012 and December 31, 2011
(in thousands of dollars)
	As of
	December 31, 2012	December 31, 2011
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,246,000	4,020,954
Accumulated depreciation and amortization	(1,395,876)	(1,271,943)
	2,850,124	2,749,011
Investment in Unconsolidated Joint Ventures	214,152	75,582
Cash and cash equivalents	32,057	24,033
Restricted cash (1)	6,138	295,318
Accounts and notes receivable, net	69,033	59,990
Accounts receivable from related parties	2,009	1,418
Deferred charges and other assets	94,982	131,440
	3,268,495	3,336,792
Liabilities:
Mortgage notes payable	2,952,030	2,864,135
Installment notes (1)		281,467
Accounts payable and accrued liabilities	278,098	255,146
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	383,293	192,257
	3,613,421	3,593,005

Redeemable noncontrolling interests		84,235

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	25	26
Series G Cumulative Redeemable Preferred Stock
Series H Cumulative Redeemable Preferred Stock
Series J Cumulative Redeemable Preferred Stock
Common stock	633	580
Additional paid-in capital	657,071	673,923
Accumulated other comprehensive loss	(22,064)	(27,613)
Dividends in excess of net income	(891,283)	(863,040)
	(255,618)	(216,124)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(45,066)	(101,872)
Noncontrolling interests in partnership equity of TRG	(44,242)	(22,452)
	(89,308)	(124,324)
	(344,926)	(340,448)
	3,268,495	3,336,792

Combined Balance Sheet of Unconsolidated Joint Ventures (2) :

Assets:
Properties	1,129,647	1,107,314
Accumulated depreciation and amortization	(473,101)	(446,059)
	656,546	661,255
Cash and cash equivalents	30,070	22,042
Accounts and notes receivable, net	26,032	24,628
Deferred charges and other assets	31,282	21,289
	743,930	729,214
Liabilities:
Mortgage notes payable	1,490,857	1,138,808
Accounts payable and other liabilities, net	68,282	55,737
	1,559,139	1,194,545

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(459,390)	(235,525)
Accumulated deficiency in assets - Joint Venture Partners	(333,752)	(211,478)
Accumulated other comprehensive income (loss) - TRG	(11,021)	(9,233)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(11,046)	(9,095)
	(815,209)	(465,331)
	743,930	729,214

(1)	Installment notes were paid in full in February 2012 with restricted cash drawn on the Company's revolving lines of credit as of December 31, 2011.
(2)	The December 31, 2012 Unconsolidated Joint Venture amounts exclude the balances of entities that own interests in projects that are currently under development.

Taubman Centers/15

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2013

Funds from Operations per common share	3.57	3.70

Real estate depreciation - TRG	(1.79)	(1.73)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.11)	(0.11)

Net income attributable to common shareowners, per common share (EPS)	1.67	1.85